UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 May 15, 2025
Date of Report (Date of earliest event reported)

ON Semiconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39317	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5701 N. Pima Road Scottsdale, Arizona	85250
(Address of principal executive offices)	(Zip Code)

(602) 244-6600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of ON Semiconductor Corporation (the “Company”) was held on May 15, 2025. The proposals submitted to the stockholders of the Company at the Annual Meeting and the final voting results for each are set forth below. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 3, 2025.

(b) Proposal No. 1. The Company’s stockholders elected eight directors of the Company, each for a one-year term expiring at the 2026 annual meeting of stockholders and until their successors are duly elected and qualified, or until the earlier time of their death, resignation or removal, as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Alan Campbell	348,321,376	8,316,317	357,509	23,689,568
Susan K. Carter	349,813,034	6,757,978	424,190	23,689,568
Thomas L. Deitrich	348,062,884	8,525,506	406,812	23,689,568
Hassane El-Khoury	355,780,084	1,022,764	192,354	23,689,568
Bruce E. Kiddoo	356,002,559	801,516	191,127	23,689,568
Paul A. Mascarenas	325,650,007	30,687,295	657,900	23,689,568
Gregory L. Waters	353,947,796	2,857,179	190,227	23,689,568
Christine Y. Yan	344,372,507	12,432,339	190,356	23,689,568

Proposal No. 2. The Company’s stockholders approved the advisory (non-binding) resolution to approve the compensation of the Company’s named executive officers, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
307,108,359	48,735,778	1,151,065	23,689,568

Proposal No. 3. The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025, as set forth below:

Votes For	Votes Against	Abstentions
356,693,947	23,777,624	213,199

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: May 21, 2025	By:	/s/ Paul Dutton
Paul Dutton Senior Vice President, Chief Legal Officer and Secretary